UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2025
THE DAVEY TREE EXPERT COMPANY
(Exact name of registrant as specified in its charter)

Ohio	000-11917	34-0176110
(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)
1500 North Mantua Street
P.O. Box 5193
Kent, OH 44240
(Address of principal executive offices) (Zip Code)
(330) 673-9511
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 5, 2025, Charles D. Stapleton notified the Board of Directors (the “Board”) of The Davey Tree Expert Company (the “Company”) of his intention to retire as a director of the Company effective on the expiration of his current term at the Company’s 2026 annual meeting of shareholders. The Board intends to nominate a candidate to replace Mr. Stapleton to stand for election as a director at the 2026 annual meeting of shareholders. Mr. Stapleton’s decision was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.
On December 5, 2025, the Board appointed James E. Doyle to President, Davey Tree Expert Co. of Canada, Limited, effective January 1, 2026. Mr. Doyle has served as the Executive Vice President and General Manager, Davey Tree Expert Co. of Canada, Limited since May 2014.
On December 5, 2025, the Board appointed Brent R. Repenning to President, Specialized Services and Emerging Businesses, effective January 1, 2026. Mr. Repenning has served as Executive Vice President, U.S. Utility and Davey Resource Group since July 2017.
On December 5, 2025, the Board appointed Erika J. Schoenberger to President, Davey Tree Surgery Company, effective January 1, 2026, in addition to her roles as General Counsel, and Secretary. Ms. Schoenberger has served as General Counsel and Senior Vice President since January 2025 and as Vice President and General Counsel and Secretary since May 2021 and as Assistant Secretary since September 2018. Ms. Schoenberger joined the Company in August 2018 as Vice President and General Counsel.
See the Compensation Discussion & Analysis section of the Company’s most recent proxy statement filed with the Securities and Exchange Commission on April 4, 2025, for a description of the Company’s executive compensation program and award terms.
There are no arrangements or understandings between Mr. Doyle, Mr. Repenning or Ms. Schoenberger and any other person pursuant to which they were selected to serve, and there are no family relationships between Mr. Doyle, Mr. Repenning and Ms. Schoenberger and any other director or executive officer of the Company. The Company has not entered into any transactions with Mr. Doyle, Mr. Repenning or Ms. Schoenberger that are reportable pursuant to Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description to Exhibit
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DAVEY TREE EXPERT COMPANY

By:	/s/ Joseph R. Paul
Joseph R. Paul, Executive Vice President, Chief Financial Officer and Assistant Secretary and Director
Date: December 11, 2025